                                                                    Exhibit 23.2


                                   N. BLUMENFRUCHT
                             CERTIFIED PUBLIC ACCOUNTANT
                                1040 EAST 22ND STREET
                              BROOKLYN, NEW YORK  11210

                                  __________________

                                    (718) 692-2743




                  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


          I consent to the reference to myself under the captions "Summary Financial Information", "Selected Financial Data" and "Experts" and to the use of my report dated February 27, 1996 relating to the 1994 and 1995 financial statements of Deotexis, Inc. (formerly Zeron Acquisitions II, Inc.) included in the Registration Statement (Form S-1) and the related Prospectus for the registration of shares of its common stock.




                                             /s/ Nachum Blumenfrucht
                                             -----------------------
                                             Nachum Blumenfrucht
                                             Certified Public Accountant


Brooklyn, New York
February 26, 1998


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                                                                    Exhibit 23.2


                            MAYER RISPLER & COMPANY, P.C.
                             CERTIFIED PUBLIC ACCOUNTANTS

MAYER RISPLER, C.P.A.                        18 HEYWARD STREET
MICHAEL FRIEDMAN, C.P.A.                     BROOKLYN, NEW YORK  11211
                                             (718) 852-9200
                                             FAX (718) 596-3968


To Whom it May Concern:


          We consent to the reference to our firm under the captions "Summary Financial Information", "Selected Financial Data" and "Experts" and to the use of our report dated March 18, 1997 relating to the 1996 financial statements of Deotexis, Inc. (formerly Zeron Acquisitions II, Inc.) included in the Registration Statement (Form S-1) and related Prospectus for the registration of shares of its common stock.




/s/ Mayer Rispler & Co., P.C.
-----------------------------
Mayer Rispler & Company, P.C.



Brooklyn, New York
February 26, 1998

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                          CONSENT OF INDEPENDENT AUDITORS


We consent to the reference of our firm under the captions "Summary Financial Information", "Selected Financial Data" and "Experts" and to the use of our report dated February 24, 1998 relating to the 1997 financial statements of Deotexis, Inc. (formerly Zeron Acquisitions II, Inc.) included in the Registration Statement (Form S-1) and related Prospectus for the registration of 1,673,250 shares of its common stock.





                                        _______________________________
                                             M.R.Weiser&Co.LLP


New York, New York
February 27, 1998